August 1, 2003

               DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS
                - DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
                - DREYFUS INSTITUTIONAL PREFERRED PLUS MONEY MARKET FUND

                            SUPPLEMENT TO PROSPECTUS
                              DATED AUGUST 1, 2003

     The following information supplements the information contained in the section of the Fund's Prospectus entitled "Expenses":

     From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of a fund, or a particular class of a fund, during periods when fixed expenses have a significant impact on the yield of a fund, or a particular class of a fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

                                                                      IPMMs0803